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                                  EXHIBIT 23(2)

                                   CONSENT OF

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Pre-Effective Amendment No. 2 to Registration Statement on Form S-4 of our report, dated January 11, 1999 relating to the consolidated financial statements of Comstock Bancorp and subsidiaries. We also consent to the reference of our Firm under the caption "Experts" in the Prospectus/Proxy Statement.


/s/ Kafoury, Armstorng & Co.
Kafoury, Armstrong & Co.
Carson City, Nevada
March 22, 1999